Exhibit 99.1

            Amendment No.1 to the Pooling and Servicing Agreement


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                                AMENDMENT NO. 1

                          Dated as of August 22, 2006

                                      to

                        POOLING AND SERVICING AGREEMENT

                           Dated as of March 1, 2006

                                     among

                              INDYMAC MBS, INC.,
                                  Depositor,

                             INDYMAC BANK, F.S.B.,
                              Seller and Servicer

                                      and

                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    Trustee



                   INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR5


                      MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2006-AR5





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      THIS AMENDMENT NO. 1, dated as of August 22, 2006 (the "Amendment"), to the POOLING AND SERVICING AGREEMENT, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), is among INDYMAC MBS, INC., as Depositor ( the "Depositor"), INDYMAC BANK, F.S.B. ("IndyMac Bank"), as Servicer (the "Servicer"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the "Trustee").

                              W I T N E S S E T H

      WHEREAS, the Depositor, IndyMac Bank, as Seller and Servicer, and the Trustee entered into the Pooling and Servicing Agreement;

      WHEREAS, pursuant to the first paragraph of Section 10.01 of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee for the purpose of curing any ambiguity or mistake;

      WHEREAS, the Depositor, the Servicer and the Trustee desire to amend the Pooling and Servicing Agreement pursuant to the first paragraph of Section
10.01 in order to make certain modifications as set forth herein;

      WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not consent to any amendment to the Pooling and Servicing Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created under the Pooling and Servicing Agreement or the Certificateholders or cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding;

      WHEREAS, an Opinion of Counsel concerning the effect of this Amendment on any REMIC created by the Pooling and Servicing Agreement has been delivered to the Trustee;

      WHEREAS, Section 10.01 of the Pooling and Servicing Agreement provides that the Trustee shall not be required to enter into an amendment to the Pooling and Servicing Agreement without first receiving an Opinion of Counsel that the amendment is permitted and not prohibited by the Pooling and Servicing Agreement and that all requirements for amending the Pooling and Servicing Agreement have been complied with, and covering certain other matters as specified therein;

      WHEREAS, an Opinion of Counsel addressing the matters described in the foregoing recital has been delivered to the Trustee;

      WHEREAS, Section 10.01 provides that the Trustee shall not consent to any amendment to this Agreement unless the Trustee shall have received an Officer's Certificate to the effect that such amendment would not "significantly change" (within the meaning of SFAS 140) the permitted activities of the Trust Fund so as to cause to Trust Fund to fail to qualify as a Qualifying Special Purpose Entity; and




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      WHEREAS, an Officer's Certificate addressing the matters described in the foregoing recital has been delivered to the Trustee;

      NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1. Defined Terms.
                       -------------

      For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

            SECTION 2. Amendment to the Table of Contents regarding Exhibit O.
                       -------------------------------------------------------

      The Table of Contents regarding Exhibit O is hereby amended and restated in its entirety as follows:


      "Exhibit O:  [Reserved]..............................................O-1"

            SECTION 3. Amendment to the eighth paragraph of Section 2.02
                       -------------------------------------------------

      The eighth paragraph of Section 2.02 of the Pooling and Servicing Agreement is hereby amended by deleting the words "in the form of Exhibit O" and it shall read as follows:

      "The Purchase Price for any Mortgage Loan shall be deposited by the Seller in the Certificate Account by the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of the deposit and certification with respect thereto, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request any instruments of transfer or assignment prepared by the Seller, in each case without recourse, necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto."

            SECTION 4. Amendment to Section 2.03(a)
                       ----------------------------

      Section 2.03(a) of the Pooling and Servicing Agreement is hereby amended by adding the following:

      "The Servicer will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its credit files for the related Mortgagor for each Mortgage Loan to Equifax, Experian and Trans Union Credit Information Company on a monthly basis."

            SECTION 5. Amendment to Section 2.03(c)
                       ----------------------------

      Section 2.03(c) of the Pooling and Servicing Agreement is hereby amended by adding the following immediately after the first sentence of Section 2.03(c):



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      "Any breach of the representation or warranty made pursuant to clauses
(36), (37), (38), (39), (40), (41), (42), (43), (44), (45) and (46) of
Schedule III or a breach of the covenant of the Servicer made pursuant to clause (a) above will be deemed to materially and adversely affect the interests of the Certificateholder in the related Mortgage Loan."



            SECTION 6. Amendment to Section 2.07
                       -------------------------

      Section 2.07 of the Pooling and Servicing Agreement is hereby amended by adding the following sentence immediately after the last sentence of Section 2.07:

  "Each REMIC's fiscal year shall be the calendar year."

            SECTION 7. Amendment to Section 3.05
                       -------------------------

      Section 3.05 of the Pooling and Servicing Agreement is hereby amended by replacing and restating the first parenthetical of Section 3.05. The first parenthetical of Section 3.05 shall read as follows:

      "(including because of the occurrence or existence of an Event of Default or termination by the Depositor)"

            SECTION 8. Amendment to Schedule III of the Pooling and Servicing
                       ------------------------------------------------------
                       Agreement.
                       ----------

      Schedule III of the Pooling and Servicing Agreement is hereby amended by adding the following additional representations:

      (47) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

      (48) With respect to any Mortgage Loan in Loan Group 2, if the related Mortgage or the related Mortgage Note, or any document relating to the loan transaction, contains a mandatory arbitration clause (that is, a clause that requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction), IndyMac will
(i) notify the related borrower in writing within 60 days after the issuance of the Certificates that none of the Seller, the Master Servicer or any subsequent party that acquires an interest in the loan or services such Mortgage Loan will enforce such arbitration clause against the borrower, but that the borrower will continue to have the right to submit a dispute to arbitration and (ii) place a copy of such notice in the Mortgage File; and with respect to any Mortgage Loan originated on or after May 1, 2005, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.



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            SECTION 9. Amendment to Exhibit U.
                       -----------------------

      Exhibit U of the Pooling and Servicing Agreement is hereby amended in its entirety and will read as follows:

                     "FORM OF SARBANES-OXLEY CERTIFICATION
                           (Replacement of Servicer)


      Re:   IndyMac INDX Mortgage Loan Trust 2006-AR5
            -----------------------------------------

      The undersigned Servicer hereby certifies to the Depositor and its officers, directors and Affiliates (collectively, the "Certification Parties") as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Trust Fund to be signed by an officer of the Depositor and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:

      1. I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the Trustee pursuant to the Agreement (collectively, the "Servicing Information");

      2. Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

      3. Based on my knowledge, all of the Servicing Information required to be provided by the Servicer under the Agreement has been provided to the Depositor or the Trustee, as applicable;

      4. I am responsible for reviewing the activities performed by the Servicer as servicer under the Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac MBS, Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Pooling and Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and



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      5. The Compliance Statement required to be delivered by the Servicer pursuant to the Pooling and Servicing Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Reporting Subcontractor pursuant to the Agreement, have been provided to the Depositor. Any material instances of noncompliance described in such reports have been disclosed to the Depositor. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                    [SERVICER]

                                    By:
                                       -----------------------------
                                       Name:
                                       Title:
                                    Date:
                                         ---------------------------"

            SECTION 10. Effect of Amendment.
                        --------------------

      Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

            SECTION 11. Notices.
                        -------

      The parties hereto acknowledge that pursuant to Section 10.05(a)1. of the Pooling and Servicing Agreement, the Trustee shall use its best efforts to promptly provide notice to each Rating Agency of this Amendment.

            SECTION 12. Binding Effect.
                        ----------------

      The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

            SECTION 13. Governing Law.
                        --------------

      This Amendment shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.



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            SECTION 14. Severability of Provisions.
                        --------------------------

      If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

            SECTION 15. Section Headings.
                        -----------------

      The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

            SECTION 16. Counterparts.
                        -------------

      This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.



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            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee
have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.



                                    INDYMAC MBS, INC.,
                                      as Depositor

                                    By:        /s/ Jill Jacobson
                                               -------------------------------
                                        Name:  Jill Jacobson
                                               -------------------------------
                                        Title: Vice President
                                               -------------------------------



                                    INDYMAC BANK, F.S.B.
                                      as Servicer

                                    By:        /s/ Jill Jacobson
                                               -------------------------------
                                        Name:  Jill Jacobson
                                               -------------------------------
                                        Title: Vice President
                                               -------------------------------


                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                      as Trustee

                                    By:        /s/ Jennifer Hermansader
                                               -------------------------------
                                        Name:  Jennifer Hermansader
                                               -------------------------------
                                        Title: Associate
                                               -------------------------------